                                                                    Exhibit 10.6

                                 Wipro Limited

  Note setting out amendment to the Loan Agreement dated September 19, 1996 as amended by the Note of Amendment dated December 23, 1996 and December 12, 1997 for Rupee Loan of Rs.2000 lacs under Asset Credit Scheme entered into between Wipro Limited as the Borrower and ICICI as the Lender

I. In ARTICLE I, under the heading DEFINITIONS, the following shall be added as Section 1.1 (h):

         "Short Term Prime Rate" means the percentage rate per annum decided by the Lender from time to time as applicable to funding of rupee amounts for a period of one (1) year (excluding interest tax or other statutory levy) as notified by the Lender from time to time.

II.      In ARTICLE II, under the heading AGREEMENT AND TERMS OF LOAN, Section
         2.3 (1) relating to INTEREST shall be substituted by the following:

a) The Borrower shall pay to the Lender interest on the principal amount of Rs.1000 lacs disbursed on September 20, 1996 out of the Loan and outstanding from time to time, quarterly in each year, on March 15, June 15, September 15, and December 15, at 20% per annum plus applicable interest tax, till December 14, 1997.

b) The Borrower shall pay to the Lender interest on the principal amount of Rs.500 lacs disbursed on December 23, 1996 out of the Loan and outstanding from time to time, quarterly in each year, on March 15, June 15, September 15 and December 15, at 19% per annum plus applicable interest tax, till December 14, 1997.

         The Lender may, at its sole discretion, charge interest on the amounts of Rs.1000 lacs and Rs.500 lacs disbursed out of the Loan on September 20, 1996 and December 23, 1996 rspectively at the weighted average rates. For the purpose of this clause "weighted average rate" means the weighted mean of the rates of interest applicable to the disbursements out of the Loan.

c) The Borrower shall pay to the Lender interest on the principal amount of Rs.1282 lacs out of the Loan outstanding as on December 15, 1997 and outstanding from time to time, quarterly in each year, on March 15, June 15, September 15 and December 15, at 1.75% over the Short Term Prime Rate prevailing on December 15, 1997 plus applicable interest tax or other statutory levy, if any, with effect from December 15, 1997.

         Provided that the aforesaid interest rate in respect of the amount of Rs.1282 lacs out of the Loan outstanding as on December 15, 1997 will be reset annually commencing from December 15, 1998 (the "Reset Date(s)") based on the then prevailing Short Term Prime Rate and the Borrower shall pay interest at such reset rate as may be notified by the Lender to the Borrower.


I.C.I.C.I.
LTD

                                      : 2 :

III. In SCHEDULE II, the AMOTIZATION SCHEDULE shall be substituted by the following:

                                                         (Rs in lacs)
            DATE OF PAYMENT          PAYMENT OF           PRINCIPAL AMOUNT
                                     PRINICPAL            OUTSTANDING AFTER
                                                          EACH PAYMENT
                                                                1,500
            September 15, 1997          125                     1,375
            December 15, 1997            93                     1,282
            December 15, 1998           200                     1,082
            December 15, 1999           200                       882
            December 15, 2000           200                       682
            December 15, 2001           200                       482
            December 15, 2002           200                       282
            December 15, 2003           282

         All other terms and conditions of the Loan Agreement dated September 19, 1996 as amended by the Notes of Amendment dated December 23, 1996 and December 12, 1997 entered into between the Borrower and the Lender shall remain unchanged.

                  IN WITNESS WEREOF the Borrower has caused its common seal to be affixed hereto and to a duplicate hereof on the day, month and year written below and the Lender has caused the same and the said duplicate to be executed by the hand of Shri. V.M. Ketkar, an authorised official of the Lender.

The COMMON SEAL OF WIPRO LIMITED has pursuant to the Resolution of its Bored of Directors passed in that behalf on the 20th day of August, 1996 hereunto been affixed in the presence of Shri (illegible) and Shri (illegible) who have signed these presents in token thereof.

SIGNED AND DELIVERED BY the withinnamed Lender by the hand of Shri V.M. Ketkar, an authorised official of the LENDER.

Dated at Bangalore, this 15th day of (illegible)

I.C.I.C.I.
LTD

                                  WIPRO LIMITED

Note setting out Amendment to the Loan Agreement dated September 19, 1996 for Rupee Loan of Rs.2000 lacs under Asset Credit Scheme entered into between Wipro Limited as the Borrower and The Industrial Credit and Investment Corporation of India Limited as the Lender

I.       In ARTICLE II, under the heading AGREEMENT AND TERMS OF LOAN, Section
         2.3 (i), the clause relating to interest shall be substituted by the following:

2.3      INTEREST

a) The Borrower shall pay to the Lender interest on the principal amount of Rs.1000 lacs disbursed on September 20, 1996 out of the Loan and outstanding from time to time, quarterly in each year, on March 15, June 15, September 15 and December 15 at 20% per annum plus applicable interest tax.

b) The Borrower shall pay to the Lender interest on the balance principal amount of Rs. 1000 lacs out of the Loan and outstanding from time to time, quarterly in each year, on March 15, June 15, September 15 and December 15. The rate of interest for each disbursement shall be the higher of the following:

         2.5% over the ICICI Advance Rate (IAR) per annum as prevailing on the date of each disbursement of balance amount out of the Loan plus applicable interest tax

                                       or

         Minimum rate of 19% per annum plus applicable interest tax. The minimum rate of interest given hereinabove is valid only in case of disbursements made on or before January 31, 1997. For disbursements required after this date the minimum rate shall be intimated by the Lender before such disbursements.

         The Lender may, in its sole discretion, charge interest on the Loan at the weighted average rates. For the purpose of this clause, "weighted average rates" means the weighted mean of the rates of interest applicable to the disbursements out of the Loan.

         All the other terms and conditions of the Loan Agreement dated September 19, 1996 shall remain unaltered.

I.C.I.C.I.
LTD

                                      : 2 :

IN WITNESS WHEREOF the Borrower has caused its Common Seal to be affixed hereto and to a duplicate hereof on the date, month and year written below and the Lender has caused the same and the said duplicate to be executed by the hand of Shri A.J.V. Jayachander, an authorised official of the Lender.

THE COMMON SEAL of WIPRO LIMITED has
pursuant to the Resolution of its Board
of Directors passed in that behalf on
the 20th day of August, 1996 hereunto
been affixed in the presence of Shri
Satish Menon, Company Secretary and
Corporate Counsel and Shri Kapil K.
Jain, Corporate Finance Manager have
signed these presents in token thereof.

/s/ SHRI SATISH MENON
------------------------------
Shri Satish Menon

/s/ SHRI KAPIL K. JAIN
------------------------------
Shri Kapil K. Jain


SIGNED AND DELIVERED BY the withinnamed
Lender by the hand of Shri A.J.V.
Jayachander, an authorised official of
the Lender.

/s/ SHRI A.J.V. JAYACHANDER
------------------------------
Shri A.J.V. Jayachander


Dated at Bangalore, this 23rd day of December, 1996.


I.C.I.C.I.
LTD

                                 LOAN AGREEMENT

                              (ASSET CREDIT SCHEME)


                                     BETWEEN

                                  WIPRO LIMITED

                                   AS BORROWER


                                       AND

        THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED

                                    AS LENDER



I.C.I.C.I.
LTD

                                [GRAPHIC OMITTED]
                                      INDIA
                                  TWENTY RUPEES


                                 LOAN AGREEMENT

                              (ASSET CREDIT SCHEME)


         THIS AGREEMENT made this 19th day of September, One Thousand Nine Hundred Ninety Six between WIPRO LIMITED, a public company within the meaning of the Companies Act, 1956 (I of 1956) and having its Registered Office at Du Parc Trinity, 10th Floor, 17 M.G. Road, Bangalore 560 001 (hereinafter referred to as "the Borrower" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns) of the ONE PART

I.C.I.C.I.
LTD

                                       AND

THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED, a public company incorporated under the Indian Companies Act, 1913 (7 of 1913) and having its Registered Office at 163, Backbay Reclamation, Mumbai 400 020 and a Branch Office at Raheja Towers, East Wing, II Floor, 26-27, M.G. Road, Bangalore 560 001 (hereinafter referred to as "the Lender", which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns) of the OTHER PART;

I.C.I.C.I.
LTD

                                       : 2 :

                                    ARTICLE I

                                   DEFINITIONS


1.1 In this Agreement, unless there is anything repugnant to the subject or context thereof, the expressions listed below shall have the following meanings viz:

         a)   "Due Date" - means, in respect of -

              i) an instalment of principal - the date on which the instalment falls due as stipulated in Schedule II hereto;

             ii) interest - the date on which interest falls due as stipulated in Section 2.3 hereof;

         b) "Event of Default" - means any of the events of default specified in Article IX hereof;

         c) "Loan Application" - means the application/s for the Loan made by the Borrower to the Lender and all information, particulars and clarifications furnished by the Borrower to the Lender from time to time in respect thereof;

         d) "Project" - means the purpose, described in Schedule I hereto, for which the Loan is agreed to be lent and advanced by the Lender;

         e) "the Agreement" - means this Agreement and the Schedules hereto and includes the amendments made thereto from time to time;

         f) "Normal Loan" means that component of a rupee term loan which carries interest at the maximum rate applicable to a widely held public limited company.

         g) 'ICICI Advance Rate' means the percentage rate per annum decided by ICICI from time to time as applicable for Rupee Loans to Prime Borrowers plus applicable interest tax or other statutory levy, as notified by ICICI from time to time.

1.2 The headings of the Articles and Sections are inserted for convenience of reference only and are not deemed to affect the interpretation of this Agreement.

I.C.I.C.I.
LTD

                                      : 3 :

                                   ARTICLE II

                           AGREEMENT AND TERMS OF LOAN


2.1      AMOUNT AND TERMS OF LOAN

         The Borrower agrees to borrow from the Lender and the Lender agrees to lend to the Borrower, on the terms and conditions contained herein Rupee Term Loan not exceeding Rs.2000 lacs (Rupees Two Thousand lacs only) (hereinafter referred to as "the Loan").

2.2      TERMS OF DISBURSEMENT

         The Loan will be disbursed to the Borrower in one or more instalment(s) as may be decided by the Lender subject to the Borrower complying with the provisions of this Agreement and the disbursement procedure stipulated by the Lender. All disbursements shall be by cheque(s)/authorisation(s) and the collection/ remittance charges, will be borne by the Borrower. The interest on the Loan will accrue from the date of cheque(s)/authorisation(s).

2.3      INTEREST

         i) The Borrower shall pay to the Lender interest on the principal amount of the Loan outstanding from time to time, quarterly in each year, on March 15, June 15, September 15 and December 15. The rate of interest for each disbursement shall be the higher of the following :

              3% over the ICICI Advance Rate (IAR) per annum as prevailing on the date of each disbursement out of the Loan plus applicable interest tax

                                       or

              Minimum rate of 20% per annum plus applicable interest tax. The minimum rate of interest given hereinabove is valid only in case of disbursements made on or before December 31, 1996. For disbursements required after this date the minimum rate shall be intimated by the Lender before such disbursements.

              The Lender may, in its sole discretion, charge interest on the Loan at the weighted average rates. For the purpose of this clause, 'weighted average rates' means the weighted mean of the rates of interest applicable to the disbursements out of the Loan.

                                      : 4 :

        ii)   ADDITIONAL INTEREST FOR INTERIM SECURITY

              Disbursements made pending creation of final security as stipulated in Article III shall carry further interest at the rate of 1.05% per annum till creation of such security.

       iii) All interest on the Loan and on all other monies accruing due under this Agreement shall, in case the same be not be paid on the respective Due Dates, carry further interest at the maximum lending rate of the Lender on Rupee Loans as prevailing from time to time or at the applicable rate under this Agreement, whichever is higher. Such interest will be computed from the respective Due Dates and shall become payable upon the footing of compound interest with quarterly rests as hereinbefore provided. The maximum lending rate of the Lender on Rupee Loans shall, until creation of final security for the Loan, be increased by 1.05% per annum.

        iv) All interest and other monies which shall accrue under the provisions of this Agreement shall also be payable in the manner and on the dates specified in Section 2.3(i).

2.4      FRONT END FEE

         The Borrower shall pay to the Lender Front End Fee of 1.05% of the Loan on or before issue of the Letter of Intent.

2.5      COSTS AND OTHER CHARGES

         The Company shall pay all taxes, duties, costs, charges and expenses in connection with or relating to the Loan transaction (including costs of investigation of title and protection of the Lender's interests). In the event of the Borrower failing to pay the aforesaid monies, the Lender will be at liberty but shall not be obliged to pay the same.

I.C.I.C.I.
LTD

                                      : 5 :

2.6      COMPUTATION OF INTEREST AND OTHER CHARGES

         Interest and all other charges shall accrue from day to day and shall be computed on the basis of 365 days year and the number of days elapsed.

2.7      ADJUSTMENT OF OVERDUES

         The Lender may deduct from sums to be lent and advanced by it to the Borrower any monies then remaining due and payable by the Borrower to the Lender.

2.8      LAST DATE OF WITHDRAWAL

         Unless the Lender otherwise agrees, the right to make drawals from the Loan shall cease on March 31, 1997.

2.9      REPAYMENT

         i) The Borrower undertakes to repay the principal amounts of the Loan in accordance with the Amortization Schedule set forth in Schedule II hereto.

        ii) The Lender may, in suitable circumstances revise, vary or postpone the repayment of the principal amounts of the Loan or the balance outstanding for the time being or any instalment(s) of the said principal amount of the Loan or any part thereof upon such terms and conditions as may be decided by the Lender.

       iii) In the event of any default in the payment of instalments of principal, any interest and liquidated damages, postponement, if any, allowed by the Lender shall be at the rate of interest as may be stipulated by the Lender at the time of postponement.

        iv) If for any reason, the amount finally disbursed by the Lender out of the Loan is less than the Loan, the instalment(s) of repayment of the Loan shall stand reduced proportionately but will be payable on the same dates as specified in Schedule II hereto.

2.10     ACCELERATION OF REPAYMENT BY THE LENDER

         If the Lender finds that the profitability of the Borrower, the cash flow and other circumstances so warrant, the Lender may, on previous intimation to the Borrower, require the Borrower to prepay the Loan on dates earlier than the dates set out in Schedule II hereto and also to increase the amount(s) of the instalment(s) of repayment fixed in that Schedule.

I.C.I.C.I.
LTD

                                      : 6 :

2.11     PREMATURE REPAYMENT

         The Borrower shall not prepay the outstanding principal amounts of the Loan in full or in part before the due dates except after obtaining the prior approval of the Lender (which may be granted conditionally).

2.12     DUE DATE OF PAYMENT

         If the Due Date in respect of an instalment of the Loan, interest, Front End Fee or any other payment falls on a Saturday or a day which is a bank holiday at the place where the payment is to be made, the immediately preceding working day shall be the due date for such payment.

2.13     LIQUIDATED DAMAGES ON DEFAULTED AMOUNTS

         In case of default in payment of instalment(s) of principal, interest, Front End Fee and all other monies (except liquidated damages) on their respective Due Dates, the Borrower shall pay on the defaulted amounts, liquidated damages at the rate of 2.1% per annum for the period of default. Liquidated damages shall be payable in the manner and on the dates specified in Section 2.3(i) above. Arrears of liquidated damages shall carry interest at the applicable rate for Normal Loans prevailing on the date of this Agreement.

2.14     REIMBURSEMENT OF EXPENSES

         i)   The Borrower shall reimburse all sums paid by the Lender under
              Article II - Section 2.5, Sections 6.1(c), 6.3, Article VIII -
              Section 8(b)(iii) and Article IX - Section 9.4 within 30 days from the date of notice of demand from the Lender. All such sums shall be debited to the Borrower's Loan Account and shall carry interest from the date of payment till such reimbursement at the applicable rate for Normal Loans prevailing on the date of this Agreement.

        ii) In case of default in making such reimbursement within 30 days from the date of notice of demand, the Borrower shall also pay on the defaulted amounts, liquidated damages at the rate of 2.1% per annum from the expiry of 30 days from the date of notice of demand till reimbursement in accordance with the provisions of Section 2.13.

I.C.I.C.I.
LTD

                                      : 7 :

2.15     APPROPRIATION OF PAYMENTS

         a) Unless otherwise agreed to by the Lender, any payments due and payable under this Agreement and made by the Borrower shall be appropriated towards such dues in the following order viz :

              i)  Premium on prepayment;

             ii)  Costs, charges, expenses and other monies;

            iii)  Interest on costs, charges, expenses and other monies;

             iv)  Interest including additional interest;

              v) Further interest and liquidated damages on defaulted amounts payable in terms of Section 2.13; and

             vi)  Repayment of instalments of principal;

              due and payable under this Agreement.

         b) Notwithstanding anything contained in Clause(a) hereinabove, the Lender may, at its discretion, appropriate such payments towards the dues, if any, payable by the Borrower in respect of earlier loan(s) availed of by the Borrower from the Lender in the order specified in the relative Loan Agreement(s).

2.16     PLACE AND MODE OF PAYMENTS AND CREDIT THEREFOR

         All monies payable by the Borrower to the Lender shall be paid to the Lender at their office in Mumbai/Bangalore or to such other office(s) as may be specified by them by telegraphic, telex or mail transfer to the account of such office(s) or by cheque or bank draft drawn in favour of the Lender on a scheduled bank at Mumbai or such other place or to such other account as the Lender may notify to the Borrower and shall be so paid as to enable the Lender to realise, at par, the amount on or before the relative Due Date.

         Credit for all payments by local cheque/bank draft will be given on the Lender's immediately next working day after the date of receipt of the instrument or the relative due date whichever is later.

         Credit for all payments by outstation cheque/bank draft will be given only on realisation or on the relative due date whichever is later.


I.C.I.C.I.
LTD

                                      : 8 :

2.17     CONVERSION RIGHT IN CASE OF DEFAULT

         i) If the Borrower commits a default in payment or repayment of three consecutive instalments of principal amounts of the Loan or interest thereon or any combination thereof.

              The Lender shall have the right to convert (which right is hereinafter referred to as "the conversion right") at its option the whole of the out-standing amount of the Loan, or a part not exceeding 20% of the Loan, whichever is lower, into fully paid-up equity shares of the Borrower, at par, in the manner specified in a notice in writing to be given by the Lender to the Borrower (which notice is hereinafter referred to as the "notice of conversion") prior to the date on which the conversion is to take effect, which date shall be specified in the said notice (which date is hereinafter referred to as the "date of conversion").

        ii) On receipt of notice of conversion, the Borrower shall allot and issue the requisite number of fully paid-up equity shares to the Lender as from the date of conversion and the Lender shall accept the same in satisfaction of the principal amount of the Loan to the extent so converted. The part of the Loan so converted shall cease to carry interest as from the date of conversion and the Loan shall stand correspondingly reduced. Upon such conversion, the instalments of the Loan payable after the date of conversion as per Schedule II hereto shall stand reduced proportionately by the amounts of the Loan so converted. The equity shares so allotted and issued to the Lender shall carry, from the date of conversion, the right to receive proportionately the dividends and other distributions declared or to be declared in respect of the equity capital of the Borrower. Save as aforesaid, the said shares shall rank pari passu with the existing equity shares of the Borrower in all respects. The Borrower shall, at all times, maintain sufficient unissued equity shares for the above purpose.

       iii) The conversion right reserved as aforesaid may be exercised by the Lender on one or more occasions during the currency of the Loan on the happening of any of the events specified in sub-clause (i) above.


I.C.I.C.I.
LTD

                                      : 9 :


        iv) The Borrower assures and undertakes that in the event of the Lender exercising the right of conversion as aforesaid, the Borrower shall get the equity shares which will be issued to the Lender as a result of the conversion, listed with the Stock Exchange(s) at Mumbai and Bangalore.

         v) For purposes of sub-clause (i) above it shall not be construed as a default, if the Borrower approaches the Lender well in advance for postponement of principal or interest, as the case may be, and the Lender agrees to the same.


I.C.I.C.I.
LTD

                                     : 10 :

                                   ARTICLE III

                                    SECURITY

3.1      SECURITY FOR THE LOAN

(A) The Loan together with all interest, liquidated damages, premium on prepayment, costs, expenses and other monies whatsoever stipulated in this Agreement to the extent of utilised for installation of assets at the Borrower's Lighting Division at Aurangabad, Maharashtra, shall be secured by a first mortgage and charge on the immoveable and moveable properties of the Borrower's Lighting Division, save and except book debts, both present and future, in such form as may be required by ICICI, subject to the charges created/to be created in favour of the bankers for securing working capital requirements.

         The above mortgage and charge shall rank pari passu with the charges created/to be created in favour of ICICI for its foreign currency term loan assistance of USD 4,437,401.

B) The Loan together with all interest, liquidated damages, premium on prepayment, costs, expenses and other monies whatsoever sipulated in this agreement to the extent utilised for financing of equipment to be installed at the Borrower's various divisions other than the Lighting Division at Aurangabad, Maharashtra, shall be secured by an exclusive charge by way of hypothecation of the equipment and accessories to be acquired out of the loan, in a form and manner satisfactory to the Lender.

3.2      AUDITORS' CERTIFICATE

         The Borrower shall produce a certificate from its Auditors stating that the said equipment undertaken to be charged to the Lender as security for the Loan, are the absolute property of the Borrower and are free from any charge, lien, or claim thereon of whatsoever nature and submit a copy of final invoice(s) and such other documents of title in respect of the said equipment.

3.3      CREATION OF ADDITIONAL SECURITY

         If, at any time during the subsistence of this Agreement, the security provided by the Borrower has been lost or in the opinion of the Lender, has become inadequate to cover the Loan to the satisfaction of the Lender, the Borrower shall provide and furnish to the Lender to their satisfaction such security/additional security as may be required and acceptable to the Lender.


I.C.I.C.I.
LTD

                                     : 11 :

                                   ARTICLE IV

                              BORROWER'S WARRANTIES


4. Except to the extent already disclosed in writing by the Borrower to the Lender, the Borrower shall be deemed to have assured, confirmed and undertaken as follows :

         a)   LOAN APPLICATION

              The Loan Application is true and accurate in all material respects, is not misleading and does not omit any material fact, the omission of which would make any fact or statement therein misleading and shall be deemed to form part of the warranties herein contained.

         b)   CONSENTS AND LICENSES

              The Borrower undertakes to satisfy the Lender that all consents, licenses, approvals, etc. as are necessary in connection with the execution, validity and enforceability of this Agreement and the implementation of the Project have been duly obtained and undertakes to keep them effective in full force and effect during the subsistence of this Agreement.

         c)   DUE PAYMENT OF PUBLIC AND OTHER DEMANDS

              The Borrower is not in arrears of any public demand such as income-tax, corporation tax and all other taxes and revenues or any other statutory dues payable to the Central or State Governments or any local or other authority.

         d)   CONFLICT WITH MEMORANDUM AND ARTICLES OF ASSOCIATION

              Nothing in this Agreement conflicts with the Memorandum and Articles of Association of the Borrower.

         e)   IMPORT LICENCE

              The Borrower has obtained import licence(s) with list of equipment/necessary information about eligibility, scope and validity of imports under Open General Licence for equipment to be imported for the Project, and final quotation therefor. The Borrower undertakes to obtain information regarding changes in import policy, eligibility and scope of import and shall advise the Lender in this regard from time to time.


I.C.I.C.I.
LTD

                                     : 12 :

                                    ARTICLE V

                CONDITIONS PRECEDENT TO DISBURSEMENT OF THE LOAN

5. The obligations of the Lender to make the disbursement under this Agreement shall be subject to the Borrower performing all its obligations and undertakings under this Agreement besides compliance by the Borrower with the Disbursement Procedure stipulated by the Lender, such as submission of necessary information, documents etc. to the satisfaction of the Lender. Before seeking disbursement, the Borrower shall also comply with the following conditions :-

         a)   CONSENT OF SECURED CREDITORS

              Furnish to the Lender the consents from its secured creditors that they have no objection to the Borrower creating in favour of the Lender an exclusive charge on the assets referred to in Article III hereof.

         b)   SECURITY IN FAVOUR OF THE LENDER

              The Borrower shall have created security in favour of the Lender as stipulated in Article III hereof.

         c)   NON EXISTENCE OF EVENT OF DEFAULT

              The Borrower shall satisfy the Lender that no event of default as defined in Article IX hereof and no event which, with the lapse of time or notice and lapse of time as specified in the said Article, would become an event of default, has happened and been continuing.

         d)   OTHER SPECIAL CONDITIONS

              i) The loan shall be utilised only for the purpose of financing the cost of equipment acquired/to be acquired by the Borrower. The disbursements under the Loan would be made to the company as a reimbursement to the expenditure incurred on procurement of the assets. For the disbursement made towards payment of advance for procurement of these assets, the company shall pay additional interest at the rate of 1.05% or such other rate as may be applicable.

             ii) The Borrower shall make arrangements with its bankers to meet its requirements of working capital to the satisfaction of the Lender.

            iii) The Borrower shall obtain a certificate to the satisfaction of the Lender from a Chartered Engineer certifying the value of the second-hand machinery proposed to be installed for manufacture of Circular Fluorescent Lamps. The Chartered Engineer shall also certify that the machinery is fully operational and its minimum effective ife is five years.

             iv) The Lender shall retain the right to appoint one nominee on the Board of Directors of the Borrower during the currency of its assistances.

I.C.I.C.I.
LTD

                                     : 13 :

                                   ARTICLE VI

           CONDITIONS APPLICABLE DURING THE CURRENCY OF THIS AGREEMENT


6.1      PARTICULAR AFFIRMATIVE COVENANTS

         The Borrower shall

         a)   UTILISATION OF LOAN

              Use the proceeds of the Loan and the goods/services purchased/obtained with such proceeds for the purpose of the Project. If, for any reason the Borrower finds itself unable to comply with this condition, it shall immediately inform the Lender in writing of the same and the reasons therefor and shall, unless otherwise agreed to by the Lender, repay forthwith the outstanding balance of the Loan together with interest and all other monies payable in respect thereof.

         b)   CONDUCT OF BUSINESS

              Carry out its operations with due diligence and efficiency and in accordance with sound technical, financial and managerial standards and business practices.

         c)   INSURANCE

              i) Insure and keep insured against such risks as may be determined by the Lender, all the goods to be acquired for the purpose of the Project whether financed out of the proceeds of the Loan or not and in particular the goods to be financed out of the proceeds of the Loan as are of an insurable nature against all marine, transit and other hazards incident to the acquisition, transportation and delivery of the goods to the place of use or installation and for such insurance any indemnity shall be payable in any currency freely usable by the Borrower to replace or repair such goods.

             ii) Keep insured upto the replacement value thereof as approved by the Lender (including surveyor's and architect's fees) the properties charged/to be charged to the Lender and such of its other properties as are of an insurable nature against fire, theft, lightning, explosion, earthquake, riot, strike, civil commotion, storm, tempest, flood, marine risks, erection risks, war risks, and such other risks as may be specified by the Lender.


I.C.I.C.I.
LTD

                                     : 14 :

            iii) Duly pay all premia and other sums payable for that purpose. The insurance in respect of the properties charged/to be charged to the Lender shall be taken in the joint names of the Borrower and the Lender and any other person or institution having an insurable interest in the properties of the Borrower and acceptable to the Lender. The Borrower shall keep deposited with the Lender the insurance policies and renewals thereof.

             iv) Agree that, in the event of failure on the part of the Borrower to insure the properties or to pay the insurance premia or other sums referred to above, the Lender may get the properties insured or pay the insurance premia and other sums referred to above, as the case may be.

         d)   CORPORATE EXISTENCE

              Maintain its corporate existence and right to carry on its operations and promptly inform the Lender of any resolution passed/intended to be passed by the Borrower for its voluntary winding up or if it has notice of any application for winding up having been made or of any statutory notice of winding up under the provisions of the Companies Act, 1956 or any other notice under any other Act or otherwise of any suit or other legal process filed/initiated or intended to be filed/initiated against the Borrower or if a Receiver is appointed or any of its properties or business or undertaking.

         e)   CAUSES OF DELAY IN COMPLETING THE PROJECT

              Promptly inform the Lender of the circumstances/conditions which are likely to delay the completion of the Project or disable the Borrower from implementing it or force the Borrower to abandon the same.

         f)   CHANGES IN BOARD AND MANAGEMENT SET UP

              Keep the Lender promptly informed of any change that may occur or is likely to occur in the composition of its Board of Directors and its management set-up.

         g)   NEW PROJECT

              Keep the Lender informed of the progress of the Project and of any new Project, modernisation, diversification or substantial expansion of any Project that it might undertake during the period of the Loan.


I.C.I.C.I.
LTD

                                     : 15 :

6.2      NEGATIVE COVENANTS

         Unless the Lender otherwise agrees, the Borrower shall not :

         a)   DIVIDENDS

              Declare or pay any dividend to any of its Shareholders during any financial year, unless it has paid all the dues of the Lender upto the date on which the dividend is proposed to be declared or paid or has made satisfactory provision therefor.

         b)   CHARGES

              Create or permit any charge or lien on or transfer or alienate, in any manner, the assets referred to in Article III hereof.

         c)   LOANS AND DEBENTURES

              Issue any debentures, raise any loans, or create any charge on its assets or give any guarantees. This provision shall not apply to normal trade guarantees or temporary loans and advances granted to staff or contractors or suppliers in the ordinary course of business or to raising of unsecured loans, overdrafts, cash credit or other facilities from banks in the ordinary course of business.

         d)   MERGER, CONSOLIDATION, ETC.

              Undertake or permit any merger, consolidation reorganisation, scheme of arrangement or compromise with its creditors or shareholders or effect any scheme of amalgamation or reconstruction.

6.3      IMPOSTS, CHARGES AND OTHER EXPENSES

         i) The Borrower shall, during the currency of the Loan, bear all imposts, charges and other duties, taxes and penalties as may be levied from time to time by the Government or any other authority, pertaining to or in respect of this Loan transaction.

        ii) The Borrower shall pay all costs, charges and expenses in any way incurred by the Lender pertaining to this Loan transaction.

       iii) In the event of the Borrower failing to pay the monies referred to in Sub-Clauses (i) and (ii) above, the Lender will be at liberty (but shall not be obliged) to pay the same.


I.C.I.C.I.
LTD

                                     : 16 :

                                   ARTICLE VII

                                     REPORTS


7. The Borrower shall furnish to the Lender, such reports as may be required by the Lender.


I.C.I.C.I.
LTD

                                     : 17 :

                                  ARTICLE VIII

                                   INSPECTION


8.       The Borrower shall,

         a)   PROJECT EXPENDITURE RECORDS

              Maintain records showing expenditure incurred on the Project, utilisation of the disbursements out of the Loan, progress of the Project and the operations and financial conditions of the Borrower and such records shall be open to examination by the Lender and their authorised representatives.

         b)   TECHNICAL, FINANCIAL AND LEGAL INSPECTIONS

              i) Permit the Lender and its authorised representatives to carry out technical, financial and legal inspections of the goods purchased out of the Loan and to visit any facilities and construction sites included in the Project and to examine any plants, installations, sites, works, buildings, properties, equipment, records and documents relevant to the performance of the obligations of the Borrower under this Agreement. Any such representative of the Lender shall have free access at all reasonable times to the Borrower's properties and shall receive full cooperation and assistance from the employees of the Borrower.

             ii) Permit any whole-time officer of the Lender or a qualified practising Auditor to examine the Borrower's books and papers and will give all facilities to enable any technically qualified person chosen by the Lender to report on the business of the Borrower at any time.

                  Provided that, if the technically qualified person is not a whole-time employee of the Lender such technically qualified person shall be reasonably acceptable to the Borrower having regard to his other activities, if any.

            iii) The cost of inspection, including travelling and all other expenses, shall be payable by the Borrower to the Lender in this behalf.


I.C.I.C.I.
LTD

                                     : 18 :

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES


9.1 If one or more of the events specified in this Section, happen(s), the Lender may, by a notice in writing to the Borrower, declare the principal of and all accrued interest on the Loan to be due and payable forthwith and the security created in terms of Article III of this Agreement shall become enforceable.

         EVENTS OF DEFAULT

         a)   DEFAULT IN PAYMENT OF PRINCIPAL SUMS OF THE LOAN

              Default has occurred in the payment of principal sums of the Loan on the due dates.

         b)   DEFAULT IN PAYMENT OF INTEREST

              Default has been committed by the Borrower in payment of any interest on the Loan and such default has continued for a period of thirty days.

         c)   DEFAULT IN PERFORMANCE OF COVENANTS AND CONDITIONS

              Default has occurred in the performance of any other covenant, condition or agreement on the part of the Borrower under this agreement and any other agreement and such default has continued for a period of thirty days after notice in writing thereof has been given to the Borrower by the Lender.

         d)  SUPPLY OF MISLEADING INFORMATION

              Any information given by the Borrower in its Loan application, in the reports and other information furnished by the Borrower in accordance with the Reporting System and the warranties given/deemed to have been given by the Borrower to the Lender is misleading or incorrect in any material respect.

         e)   INABILITY TO PAY DEBTS

              If there is reasonable apprehension that the Borrower is unable to pay its debts or proceedings for taking it into liquidation, either voluntarily or compulsorily, may be or have been commenced.

         f)   INADEQUATE INSURANCE

              If the properties and assets offered to the Lender as security for the Loan have not been kept insured by the Borrower or depreciate in value to such an extent that, in the opinion of the Lender further security to the satisfaction of the Lender should be given and on advising the Borrower to that effect such security has not been given to the Lender.

                                     : 19 :

         g)   SALE, DISPOSAL AND REMOVAL OF ASSETS

              If, without the prior approval of the Lender, any properties charged to the Lender are sold, disposed of, charged, encumbered or alienated or removed, pulled down or demolished.

         h)   REFUSAL TO DISBURSE LOANS BY OTHER FINANCIAL INSTITUTIONS

              If the other financial institution(s) or bank(s) with whom the Borrower has entered into agreements for financial assistance have refused to disburse its/their loan(s) or any part thereof or have recalled its/their loan(s) under their respective loan agreement(s) with the Borrower.

         i)   PROCEEDINGS AGAINST BORROWER

              The Borrower has voluntarily or involuntarily become the subject of proceedings under any bankruptcy or insolvency law or the Borrower is voluntarily or involuntarily dissolved.

         j)   INABILITY TO PAY DEBTS ON MATURITY

              The Borrower is unable or has admitted in writing its inability to pay its debts as they mature.

         k)   LIQUIDATION OR DISSOLUTION OF THE BORROWER

              The Borrower has taken or suffered to be taken any action for its reorganisation, liquidation or dissolution.

         l)   APPOINTMENT OF RECEIVER OR LIQUIDATOR

              A receiver or liquidator has been appointed or allowed to be appointed of all or any part of the undertaking of the Borrower.

         m)   ATTACHMENT OR DISTRAINT ON PROPERTIES

              If an attachment or distraint has been levied on the Borrower's properties or any part thereof or certificate proceedings have been taken or commenced for recovery of any dues from the Borrower.

         n)   EXTRA-ORDINARY CIRCUMSTANCES

              If extraordinary circumstances have occurred which make it improbable for the Project to be carried out and for the Borrower to fulfil its obligations under this Agreement.


I.C.I.C.I.
LTD

                                     : 20 :

9.2      CONSEQUENCES OF DEFAULT

         On the happening of any of the Events of Default, in addition to the rights specified in Section 9.1 hereof, the Lender shall have the right to appoint and remove from time to time, Director(s) on the Board of Directors of the Borrower [such directors are hereinafter referred to as 'Nominee Director(s)'].

         i) The Nominee Director(s) shall not be required to hold qualification shares and not be liable to retire by rotation.

        ii) The Nominee Director(s) shall be entitled to all the rights and privileges as other Directors including the sitting fees and expenses as payable to other Directors but if any other fees, commission, monies or remuneration in any form is payable to the Directors, the fees, commission, monies and remuneration in relation to such Nominee Director(s) shall accrue to the Lender and the same shall accordingly be paid by the Borrower directly to the Lender.

              Provided that if any such Nominee Director is an officer of the Lender, the sitting fees in relation to such Nominee Director shall also accrue to the Lender and the same shall accordingly be paid by the Borrower directly to the Lender.

              Any expenditure incurred by the Lender or the Nominee Director in connection with his appointment or directorship shall be borne by the Borrower.

       iii) The Nominee Director shall be appointed a Member of the Management Committee or other Committees of the Board, if so desired by the Lender.

        iv) The Nominee Director shall be entitled to receive all notices, agenda, etc. and to attend all General Meetings and Board Meetings and Meetings of any Committees of the Board of which he is a member.

         v) If, at any time, the Nominee Director is not able to attend a meeting of the Board of Directors or any of its Committees of which he is a member, the Lender may depute an observer to attend the meeting. The expenses incurred by the Lender in this connection shall be borne by the Borrower.

9.3      NOTICE TO THE LENDER ON THE HAPPENING OF AN EVENT OF DEFAULT

         If any Event of Default or any event which, after the notice, or lapse of time, or both, would constitute an Event of Default has happened, the Borrower shall, forthwith give notice thereof to the Lender in writing specifying the nature of such Event of Default, or of such event.

I.C.I.C.I.
LTD

                                     : 21 :

9.4      EXPENSES OF PRESERVATION OF ASSETS OF BORROWER AND OF COLLECTION

         All expenses incurred by the Lender after an Event of Default has occurred in connection with -

         i) preservation of the Borrower's assets (whether then or thereafter existing); and

        ii) collection of amounts due under this Agreement shall be payable by the Borrower.


I.C.I.C.I.
LTD

                                     : 22 :

                                    ARTICLE X

                    CANCELLATION, SUSPENSION AND TERMINATION

10.1     CANCELLATION BY NOTICE TO THE LENDER

         The Borrower may, by notice in writing to the Lender, cancel all or any part of the Loan which the Borrower has not withdrawn prior to the giving of such notice provided that the Borrower satisfies the Lender that the Project has been or will be completed without requiring the balance of the Loan.

10.2     SUSPENSION

         Further access by the Borrower to the use of the Loan may be suspended or terminated by the Lender on the happening of any Event of Default.

         The right of the Borrower to make withdrawals from the Loan shall continue to be suspended until the event which gave rise to such suspension shall have ceased to exist to the satisfaction of the Lender or until the Lender shall have notified the Borrower that the right to make withdrawals has been restored, whichever is earlier.

10.3     TERMINATION

         If any of the Events of Default shall occur and shall continue or if the Borrower shall not have withdrawn the Loan by the date referred to in Section 2.8 hereof or such later date as may be agreed to by the Lender or if the right of the Borrower to make withdrawals from the Loan shall have been suspended with respect to any amount of the Loan for a continuous period of thirty days, then, the Lender may, by notice in writing to the Borrower, terminate the right of the Borrower to make withdrawals. Upon such notice the undrawn amount of the Loan shall stand cancelled.

10.4     BENEFIT OR PROTECTION

         Notwithstanding any cancellation, suspension or termination, all the provisions of this Agreement for the benefit or protection of the Lender shall continue to be in full force and effect as herein specifically provided.


I.C.I.C.I.
LTD

                                     : 23 :

                                   ARTICLE XI

                                     WAIVER

11.      WAIVER NOT TO IMPAIR THE RIGHTS OF THE LENDER

         No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender upon any default under this Agreement or security document shall impair any such right, power or remedy or shall be construed to be waiver thereof or any acquiescence in such default, nor shall the action or inaction of the Lender in respect of any default or any acquiescence affect or impair any right, power or remedy of the Lender in respect of any other default.


I.C.I.C.I.
LTD

                                     : 24 :

                                   ARTICLE XII

                                  MISCELLANEOUS

12.1     SERVICE OF NOTICE

         Any notice or request required or permitted to be given or made under this Agreement to the Lender or to the Borrower shall be in writing. Such notice or request shall be deemed to have been duly given or made when it shall be delivered by hand, mail or telegram to the party to which it is required or permitted to be given or made at such party's recognised address or at such other address as may be designated by such party.

12.2     EVIDENCE OF DEBT

         a) The Lender shall maintain, in accordance with their usual practice, accounts evidencing the amounts from time to time lent by and owing to them under this Agreement.

         b) In any legal action or proceedings arising out of or in connection with this Agreement, the entries made in the accounts maintained purusuant to sub-clause (a) above shall be prima-facie evidence of the existence and amount of obligations of the Borrower as therein recorded.

I.C.I.C.I.
LTD

                                     : 25 :

                                   SCHEDULE I

                                   THE PROJECT

         The Borrower proposes to install equipment at its various divisions. The details of these equipment are given below:

                                        Name of the               Cost of
No.      Details of equipment           supplier                  Asset                     Location
---      --------------------           -----------               -------                   --------

1        Two nos. fully automatic       Impianti Macchine         CIF US $1,009,000         Amalner,
         soap stamping and packaging    Saponi Affini             equivalent to about       Maharashtra
         machines                       s.r.l., Italy             Rs.350 lacs plus          and Tumkur,
                                                                  customs duty,             Karnataka
                                                                  clearing charges,
                                                                  octroi and other
                                                                  charges aggregating
                                                                  Rs.504 lacs

2        One no. circular fluorescent   Asia Lamp                 CIF US $1,380,000         Aurangabad
         lamp manufacturing machine     Industry Company,         equivalent to about       Maharashtra
                                        Thailand                  Rs.500 lacs plus
                                                                  customs duty,
                                                                  clearing charges,
                                                                  octroi and other
                                                                  charges, aggre-
                                                                  gating Rs.723
                                                                  lacs

3        One no. electrostatic powder   Falma Production          CIF - Sw Fr 400,000       Aurangabad
         coating machine                Limited,                  equivalent to about       Maharashtra
                                        Switzerland               Rs.115 lacs plus
                                                                  customs duty,
                                                                  clearing charges,
                                                                  octroi and other
                                                                  charges, aggre-
                                                                  gating Rs.149
                                                                  lacs

4        Nine nos. Very Small           Wipro BT Limited          Rs.72 lacs                Delhi,
         Aperture Terminals                                                                 Bangalore,
                                                                                            Calcutta,
                                                                                            Secunderabad,
                                                                                            Madras,
                                                                                            Lucknow,
                                                                                            Ahmedabad,
                                                                                            and Mysore
                                                                                            (2 Nos)

5        Normal capital expenditure         --                    Rs. 552 lacs              Various
                                                                                            divisions of
                                                                                            the Borrower
                                                                  -------------------
                                        Total                     Rs. 2000 lacs
                                                                  -------------------

The Borrower has requested the Lender for a Rupee Loan of Rs.2000 lacs in the form of asset credit assistance to finance the cost of acquisition of the above equipment, which the Lender has agreed to provide.

                                     : 26 :

                                   SCHEDULE II

                              AMORTIZATION SCHEDULE

                                                  (Rs. in lacs)

Date of payment                 Payment of                 Principal amount
---------------                 principal                  outstanding after
                                ----------                 each payment
                                                           -----------------

                                                                2000.00
September 15, 1997                125.00                        1875.00
December 15, 1997                 125.00                        1750.00
March 15, 1998                    125.00                        1625.00
June 15, 1998                     125.00                        1500.00
September 15, 1998                125.00                        1375.00
December 15, 1998                 125.00                        1250.00
March 15, 1999                    125.00                        1125.00
June 15, 1999                     125.00                        1000.00
September 15, 1999                125.00                         875.00
December 15, 1999                 125.00                         750.00
March 15, 2000                    125.00                         625.00
June 15, 2000                     125.00                         500.00
September 15, 2000                125.00                         375.00
December 15, 2000                 125.00                         250.00
March 15, 2001                    125.00                         125.00
June 15, 2001                      12.50                         112.50
September 15, 2001                 12.50                         100.00
December 15, 2001                  12.50                          87.50
March 15, 2002                     12.50                          75.00
June 15, 2002                      12.50                          62.50
September 15, 2002                 12.50                          50.00
December 15, 2002                  12.50                          37.50
March 15, 2003                     12.50                          25.00
June 15, 2003                      12.50                          12.50
September 15, 2003                 12.50                           0.00

I.C.I.C.I.
LTD